Wildermuth Fund

Supplement dated June 22, 2023, to the Wildermuth Fund Class A Shares and Class C Shares

prospectus and the Class I Shares prospectus, each dated July 29, 2022 and to the Statement of Additional Information (“SAI”) of the Class A, Class C and Class I Shares of the

Wildermuth Fund dated July 29, 2022

Effective immediately the Wildermuth Fund will no longer accept any new purchases.

Please retain this supplement with the Prospectus and SAI.